SEACOR Holdings Inc.

February 13, 2018

STIFEL TRANSPORTATION & LOGISTICS CONFERENCE

Forward-Looking Statement

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this presentation as well as in other reports, materials and oral statements that SEACOR Holdings Inc. ("Company") releases from time to time constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as "anticipate," "estimate," "expect," "project," "intend," "believe," "plan," "target," "forecast" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including: increased government legislation and regulation of the Company's businesses which could increase the cost of operations; increased competition if the Jones Act is repealed; the liability, legal fees and costs in connection with the provision of emergency response services; decreased demand for the Company's services as a result of declines in the global economy; declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations; the cyclical nature of the oil and gas industry, activity in foreign countries and changes in foreign political, military and economic conditions; safety record requirements related to Shipping Services; decreased demand for Shipping Services due to construction of additional refined petroleum product, natural gas or crude oil pipelines or due to decreased demand for refined petroleum products, crude oil or chemical products or a change in existing methods of delivery; compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations and economic sanctions; the dependence of Inland River Services and Shipping Services on several customers; consolidation of the Company's customer base; the ongoing need to replace aging vessels; industry fleet capacity; restrictions imposed by the Shipping Acts on the amount of foreign ownership of the Company's Common Stock; operational risks of Inland River Services and Shipping Services; effects of adverse weather conditions and seasonality; the level of grain export volume; the effect of fuel prices on barge towing costs; variability in freight rates for inland river barges; the effect of international economic and political factors on Inland River Services' operations; adequacy of insurance coverage; the potential for a material weakness in the Company's internal controls over financial reporting and the Company's ability to remediate such potential material weakness; the attraction and retention of qualified personnel by the Company; and various other matters and factors, many of which are beyond the Company's control as well as those discussed in Item 1A (Risk Factors) of the Company's Annual report on Form 10-K. In addition, these statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission.

2017: A Transformational Year

- Spin-off of the offshore marine business: distributed 17.7m shares of SMHI[1]
- Sale of the alcohol manufacturing business (ICP): generated $53.8m in sales proceeds
- Acquisition and reorganization of International Shipholding Corporation ("ISH")
- Dorian distribution: $1.75 per share, $31.4m returned to shareholders
- SEA-Vista (tanker joint venture) increased revenue backlog to $450m in 2Q17
  - Subsequently monetized new tanker with a long-term charter through a sale leaseback
  - Revenue backlog of ~ $320m as of December 31, 2017
- Reduced SEACOR Holdings Inc. consolidated debt by ~ $215m

Reduced exposure to extremely cyclical markets and energy

[1] SEACOR Marine Holdings Inc. trades under the symbol "SMHI."

2017: A Preliminary Look

SEACOR

For the year ended December 31, *($mm's)*		2016		2017
		(audited)		*(unaudited)*
Operating income (loss)	$	(9.7)	$	52.3
(+) Depreciation and amortization		62.6		75.1
(+) Accelerated vesting of share awards		-		16.6
(+) Fixed asset, goodwill & intangibles impairment charges		30.7		0.4
(-) Minority interest portion in SEA-Vista		(27.3)		(41.9)
Adjusted OIBDA[2]	**$**	**56.3**	**$**	**102.5**

Adjusted OIBDA over 1.8x higher than prior year

[2] **Non-GAAP Financial Measure.** SEACOR defines OIBDA as operating income (loss) plus depreciation and amortization. 2016 adjusted OIBDA adds back impairment charges of $30.7 million and subtracts our partner's portion of OIBDA in SEA-Vista of $27.3 million. 2017 adjusted OIBDA adds back $8.3 million associated with the accelerated vesting of restricted stock upon the spin-off of SMHI and $8.3 million associated with the accelerated vesting of restricted stock in response to changes to the U.S. federal income tax code, impairment charges of $0.4 million, and subtracts our partner's portion of OIBDA in SEA-Vista of $41.9 million.

SEACOR: Today and Tomorrow

SEACOR

Shipping Services



Inland River Services



Witt O'Brien's


Prepare
Respond
Recover

CLEANCOR



- Focus on markets with relative stability and sustainable long-term growth
  - Broaden product suite and service offerings
  - Expand customer base
- Reduce dependence on capital expenditure for growth
- Execute: maximize profitability through improved operations
- Leverage existing footprint: focus on North America, South America, and the Caribbean
- Remain opportunistic BUT disciplined and patient

Diversified across transportation, logistics & infrastructure services

Shipping Services

We provide logistics services & support that leverage our diverse equipment mix

SEA-VISTA Joint Venture

- Controls a fleet of 11 U.S. flag Jones Act qualified tank vessels
- Commercial and technical management handled by SEACOR subsidiary
- Customer base: oil majors, refiners, traders, retailers/distributors, and chemical companies
- $320m revenue backlog as of December 31, 2017, strong balance sheet

Market Overview

- Protected market: 10 operators control 61 vessels of 200,000bbl capacity or greater
- Fleet retirements expected: 18% of vessels > 30 years old
- Shipyard capacity limited: key yards busy through 2020, U.S. container fleet replacement
- Yard prices increasing (air quality regulations, steel price & rising interest rates)

SEA-Vista is well-positioned for opportunity

U.S. Coastwise Liquids Transport

SEACOR

Current Situation: Market is Oversupplied

- Vessels ordered speculatively during the 2013-2015 boom
- Crude export ban lifted: reduced demand for coastwise crude transport
- Spot charter rates under pressure

Opportunity

- Increased demand: growth in Florida, increased production of domestic crude & chemicals
- Accelerated scrapping, owners unable to economically maintain older, costlier equipment
- Limited new capacity expected before 2021
- Consolidation if/when financial players look to exit their investments

Difficult market dynamics today, outlook for 2019 is better

Port and Harbor Services

- Harbor towing & tug assist service provider in 7 U.S. Gulf and East Coast ports
- One of two harbor tug operators in each U.S. port we service
- Potential growth drivers
  - Larger container ships following the completion of the Panama Canal expansion
  - Increase in U.S. exports (crude, LNG, LPG, chemicals)
  - Continued expansion into the Caribbean


Mobile
Port Arthur
Lake Charles
Port Canaveral
Tampa
Freeport
Port Everglades
Miami

Average age of the U.S. tug fleet >30 years, SEACOR's U.S. fleet ~ 16 years old

SEACOR

SEACOR Island Lines

- LCL (cargo consolidation), warehousing, and project logistics management
- Port-to-port / port-to-end destination service from South Florida to the Caribbean
- Diversified customer base: individuals, hotels, local businesses, and developers
- Double digit revenue growth over last 2 years, limited incremental capital invested
- Specialized assets help provide tailored solutions for each market
- 5 acre waterfront terminal near Fort Lauderdale, FL with 40,000 sq. feet warehouse

Trailer Bridge

- Joint venture liner and logistics service from Jacksonville, FL to Puerto Rico
- Dedicated port infrastructure and assets tailored for the Puerto Rico trade
- Business is performing: $11.4m returned to members in 2017
- Tailwind: Puerto Rico recovery effort expected to last several years

Vertically integrated and specialized / tailored cargo solutions

Diversification through ISH

ISH: Marine Logistics Business

- Filed for bankruptcy in July 2016
- SEACOR provided DIP financing & sponsored plan for reorganization
- ISH emerged as a SEACOR subsidiary in July 2017

ISH Business

- CG Railway: Short-line railroad "water bridge" connecting Mobile, Alabama to Coatzacoalcos, Mexico (see Appendix)
- U.S. coastwise dry bulk transport and U.S. AID cargo
  - Fertilizers, phosrock, petcoke, flyash and coal
- Handles automobiles and U.S.Government cargo, participant in Maritime Security Program

Expands client universe and broadens revenue drivers

SEACOR

Maritime Security Program

- Provides subsidy for 60 MSP slots to offset the cost of crewing with U.S. mariners
- ISH controls 6 slots, 9 other qualified U.S. companies control the other 54 slots
- Received $21m in cumulative subsidies in 2017

Universal Services Contract – 08 (DoD contract to move military cargo)

- Marine service providers must have full U.S. crew and required security clearances
- Demand drivers include:
  - Opening & closing of foreign bases
  - Troop deployment
  - Mandatory exercises
  - Normal rotation of personnel and equipment
  - Heightened global tension


GREEN LAKE

PCTC Discharging Cargo

ISH Difference

- Operates 3 of 6 U.S. Flag vessels certified to carry the Osprey helicopter
- Execution and coordination keeps vessels positioned to move more military cargo

Handled 12.5% of break bulk cargo moved under the USC-08 contract in 2017

Inland River Services

SCF provides services, not simply barge freight; international, not simply domestic

SEACOR

Industry Overview

- The top 5 operators control over 80% of the covered hopper barge fleet
  - Average age of industry fleet is ~13 years

SCF Highlights

- SCF markets and operates the 5th largest dry-cargo covered hopper barge fleet
  - 569 owned/leased and approximately 500 managed barges for third parties
  - Average age of owned fleet is ~11 years
- Strategic partner with Bunge North America ("BNA")
  - BNA's in-house freight desk, handle all of Bunge river loadings
- Co-owner of select grain origination assets, partnership added 3 assets in 2017
- International operations provide exposure to growth markets (see Appendix)

Current Situation: Market Under Pressure

- Too much new construction and open top fleet encroaching on covered trade
- Weak demand for U.S. grain exports
- Continued soft margins

Mitigating Factors

- Cash margins do not support ordering new equipment or investing in assets >25 yrs. of age
- Retirement accelerating: higher scrap prices and interest rates incentivize discipline
- Weather variability and U.S. dollar strength are always "wild cards"

The Opportunity: Operating Leverage

- Dry cargo covered hopper pool revenues in 2014: ~$145 million
- Dry cargo covered hopper pool revenues in 2017: ~$110 million

Expect supply and demand to rebalance over the next several years

Infrastructure & Logistics Services

- Own/operate high-speed, multi-modal dry cargo and container facilities and a liquid terminal
  - Facilities strategically positioned to support river logistics
- Fleeting locations with capacity in excess of 1,000 slots (effectively parking spots)
- Continued focus: ~$40 million committed over the last 24 months
  - Acquired a river terminal and fleeting operation supporting the domestic cement business
  - Finalized long-term leases to operate 4 additional river terminals
  - Inaugurated container-on-barge operations & river container terminals in Memphis & Baton Rouge
- Further expansion into warehousing and industrial packaging services






We are an integrated logistics platform, not solely an owner of barges

Witt O'Brien's: Specialist Risk Consultant

SEACOR

- Full range service provider for crisis, preparation, drills, response and management of recovery process
- Key drivers for services:
  - **PREPARE**: evaluate regulations and effect compliance, evaluate risk and develop a readiness culture, prepare grants
  - **RESPOND**: assess situation and identify damage, mobilize and supervise response and personnel
  - **RECOVER**: access funding, manage grants, develop mitigation plans
- Client base:
  - Government (state, local, federal)
  - Public and private hospital systems, universities
  - Energy & Industrials (oil & gas companies, pipelines, utilities)
  - Shipping Industry (manage compliance services for >8,000 vessels)

Witt O'Brien's is the gold standard, activated in every major disaster in recent years

Witt O'Brien's: Operating Leverage

SEACOR

Total Revenues ($mm's) during Hurricane Season (Sep-Dec)



$50
$40
$30
$20
$10
$-
No event
32% incr.
Hurricane Matthew
71% incr.
Hurricane Harvey, Irma, and Maria
2018 ?
2015
2016
2017

Events have long tails, Hurricane Katrina generated ~$180m of revenues over 10 years

SEACOR 2018 & Beyond: Building on Past - Preserving Core Values

SEACOR

- Continued commitment to a conservative balance sheet
- Focus on risk adjusted returns
  - Book value per share CAGR (with dividends) of 10.9% from 1992 - 3Q17[1]
  - CKH share price CAGR of 10.5% vs. 9.7% for S&P 500 and 9.4% for the Russell 2000 Index.[2]
- Embrace technology
- Dynamic and experienced management team
  - Continued emphasis on execution and operating leverage

[1] Reflects the CAGR of book value per share from December 31, 1992 to September 30, 2017. Book value per share is calculated as stockholders' equity divided by common shares outstanding. Adjusted for the three-for-two stock split in 2000, $5 per share dividend in 2010, $15 per share dividend in 2012, the spin-off of Era Group Inc. in 2013 amounting to $20.88 per share, and the spin-off of SEACOR Marine Holdings Inc. in 2017 amounting to $29.69 per share.

[2] Reflects the return from December 31, 1992 to December 31, 2017. Assumes the reinvestment of dividends.

SEACOR

Appendix

CG Railway: *"The Shortest Distance"*

SEACOR

- Joint venture with Genesee & Wyoming that owns and operates a short-line railroad between Mobile, AL and Coatzacoalcos, MX
- Connects 5 Class 1 railroads in Mobile with Ferrosur (FSRR) in Mexico
- Reduces East Coast/Mid-Continent rail to Central/Southern Mexico transit times by up to 50% or more
- Customized assets and terminals in Mobile, AL and Mexico

Terminal in Mobile, AL



Terminal in Coatzacoalcos, MX



Inland River Services: Barge Transportation Outlook

SEACOR


Barge Supply and
St. Louis Downbound Grain Barge Freight Rates
Number of Barges
15,000
12,500
10,000
7,500
5,000
2,500
-
Percent of Tariff
800
600
400
200
-
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Covered Hopper Barges
25% Quartile
Average Rate
75% Quartile

Source: Informa Economics IEG

Current freight rates do not support investment in new equipment

SEACOR

Interbarge (Uruguayan joint venture)

- Owns and operates one of the youngest fleets on the Parana/Paraguay Rivers
- High growth market: double digit increase in volumes over the last year

Parana-Paraguay River Waterway


BOLIVIA
BRAZIL
PARAGUAY
URUGUAY
ARGENTINA
Atlantic Ocean
Andes
Pantanal
Paraguay
Paraná
Uruguay
Pilcomayo
Bermejo
Salado
Negro
Ibicuí
Iguazu
Tietê
Grande
Paranaíba
Paranapanema
Rio de la Plata
Santa Cruz
Campo Grande
Asunción
Posadas
Resistencia
Corrientes
Córdoba
Santa Fe
Rosario
Buenos Aires
La Plata
Montevideo
Porto Alegre
Curitiba
São Paulo
Rio de Janeiro
Belo Horizonte
Goiânia
Brasília

Naviera Central (Colombia)

- Wholly-owned tank barge and towboat operations in Colombia
- One of two operators in Colombia fully compliant with new double hull regulations

Colombia: Magdalena Waterway


Barranquilla
R. Magdalena
BOGOTA
COLOMBIA

Less mature markets that provide significant growth opportunities

Witt O’Brien’s Services

Assess readiness
Plan
Train
Exercise
Comply

Manage incidents
All hazards
Stand-by
24/7 hotline



Prepare
Respond
Recover

After-action reports
Win, administer FEMA recovery grants
Mitigate hazards

Case studies

PREPARE: hospital, large-scale exercise -- created scenario in which region simultaneously experienced a terror event and active shooter to test hospital’s ability to handle victims

RESPOND: local government, debris clean up -- monitor haulers who physically remove debris to ensure compliance with FEMA regulations for Federal reimbursement (>40 projects in 2017)

RECOVER: U.S. territory, program oversight -- strategic advisor to governor to maximize Federal recovery funds and deploy funds to mitigate against future natural disasters

SEACOR

Designs, develops, and maintains alternative energy and dependable power solutions for end-customers looking to displace legacy petroleum-based fuels

- Provides fuel supply and logistics to commercial, industrial, agricultural, and transportation clients
- Handles all midstream and downstream project design, installation, operations and technical support
- Leases equipment for the storage, transportation, and processing of cryogenic and high pressure gas (e.g. CNG, LNG)
- Delivers reliable and cost effective power generation solutions



LNG vertical storage column and regasification system for an asphalt remote plant



Portable propane tank leased to a flare gas capture operation



LNG ISO tank at a short-term natural gas supply project